Inventories, net	12 Months Ended
Dec. 31, 2019
Inventories, net
Inventories, net

8.           Inventories, net

	2019	2018
Crude oil	1,965,022	1,958,572
Fuels and petrochemicals	1,876,247	1,524,548
Materials for the production of goods	1,816,830	1,617,287
	5,658,099	5,100,407

Crude oil, fuel and petrochemicals inventories are adjusted to the lowest between the cost and the net realizable value, as a result of fluctuations in international crude oil prices. The amount recorded for this in 2019 was COP$9,759 (2018 - COP$30,252). The following are the changes of the allowances for losses for the years ended December 31, 2019, 2018 and 2017:

	2019	2018	2017
Opening balance	(86,938)	(194,507)	(265,435)
(Reversals) additions, net	(44,191)	115,778	(9,134)
Foreign currency translation	371	(9,717)	4,266
Uses	(768)	1,508	75,796
Closing balance	(131,526)	(86,938)	(194,507)